UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 11, 2026, Northern Oil and Gas, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., as the underwriter (the “Underwriter”), relating to its previously announced public offering of 7,207,208 shares of common stock, par value $0.001 per share of the Company (“Common Stock” and, such offering, the “Equity Offering”). Under the terms of the Underwriting Agreement, the Company granted the Underwriter a 30-day option to purchase up to 1,081,081 additional shares of Common Stock from the Company.

The Equity Offering closed on March 13, 2026. The Company expects to use the net proceeds from the Equity Offering for general corporate purposes, which will include the repayment of a portion of the outstanding borrowings under its revolving credit facility.

The Equity Offering was made pursuant to a prospectus supplement, dated March 11, 2026, and filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2026, and the base prospectus, dated May 15, 2023, filed as part of the Company’s automatic shelf registration statement (File No. 333-271933) filed with the SEC on May 15, 2023.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Kirkland & Ellis LLP has issued an opinion, dated March 13, 2026, regarding certain legal matters with respect to the Equity Offering, a copy of which is filed as Exhibit 5.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 11, 2026, between Northern Oil and Gas, Inc. and BofA Securities, Inc., as the underwriter.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2026	NORTHERN OIL AND GAS, INC.

	By	/s/ Erik J. Romslo
Erik J. Romslo
Chief Legal Officer and Secretary